Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated September 29, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On September 21, 2009 the shareholders of the Nationwide group of funds voted to liquidate the Nationwide Value Opportunities Fund: Class A effective September 25, 2009.  Effective September 25, 2009, this underlying mutual fund will no longer be available to receive transfers or new purchase payments:

Any account value allocated to this fund will be transferred to the Nationwide Money Market Fund: Service Class on September 25, 2009.